Exhibit 10.11

AMENDMENT NO. 1 TO

REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 to Registration Rights Agreement (this “Amendment”), dated as of July 16, 2021 (the “Amendment Effective Date”), is between CREEK ROAD MINERS, INC. (f/k/a Wizard Brands, Inc.), a Delaware corporation (the “Company”) and LEVISTON RESOURCES LLC, a Delaware limited liability company (the “Purchaser”). This Amendment amends that certain Registration Rights, dated March 26, 2021, between the Company and the Purchaser (the “Original Agreement”). Capitalized terms used herein and not defined have the meanings given them in the Original Agreement.

RECITALS

A. Pursuant to Section 7(g) of the Original Agreement, the Company and Purchaser (representing the requisite Holders required to amend the Existing Agreement) each desire to execute and deliver this Amendment to reflect the matters set forth herein.

AGREEMENTS

NOW, THEREFORE, in consideration of the foregoing, and the mutual covenants and agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions. The following definitions in Section 1 of the Original Agreement are amended in its entirety to read as follows:

“Closing Date” means March 29, 2021.

“Purchase Agreement” means the Securities Purchase Agreement, dated March 26, 2021 by and between the Company and the Purchaser, as amended.

2. Section 2(a) of the Original Agreement is amended in its entirety to read as follows:

“On or prior to the Filing Date, the Company shall prepare and file with the Commission a “resale” Registration Statement providing for the resale of all Registrable Securities by means of an offering to be made on a continuous basis pursuant to Rule 415 provided that such initial Registration Statement shall register for resale at least the number of shares of Common Stock equal to 1,000,000 shares of the Conversion Shares. The Registration Statement shall be on Form S-1 (or another appropriate form in accordance herewith). The Company shall (i) not permit any securities other than the Registrable Securities to be included in the Registration Statement and (ii) use its commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and to keep such Registration Statement continuously effective under the Securities Act until such date when all Registrable Securities covered by such Registration Statement have been sold (the “Effectiveness Period”). The Company shall request that the effective time of the Registration Statement be 4:00 p.m. Eastern Time on the Effectiveness Date. If at any time and for any reason, an additional Registration Statement is required to be filed because at such time the actual number of Registrable Securities exceeds the number of Registrable Securities remaining under the Registration Statement, the Company shall have thirty (30) Business Days to file such additional Registration Statement, and the Company shall use its commercially reasonable efforts to cause such additional Registration Statement to be declared effective by the Commission as soon as possible, but in no event later than ninety (90) days after such filing.”

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3. Section 2(b) of the Original Agreement is amended in its entirety to read as follows:

“The Company will register all of the Required Registration Amount. Notwithstanding anything to the contrary set forth in this Section 2, in the event the Commission does not permit the Company to register all of the Registrable Securities in the Registration Statement because of the Commission’s application of Rule 415, the number of Registrable Securities to be registered on such Registration Statement will be reduced in the order of the Registrable Securities represented by the total number of Conversion Shares owned by the Holders, applied on a pro rata basis. In the event the number of shares available under any Registration Statement is insufficient to cover all of the Registrable Securities required to be covered by such Registration Statement, the Company shall amend such Registration Statement (if permissible), or file with the Commission a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount twenty (20) days after the necessity therefor arises (but taking account of any Commission position with respect to the date on which the Commission will permit such amendment to the Registration Statement and/or such new Registration Statement (as the case may be) to be filed with the Commission). The Company shall use its commercially reasonable efforts to cause such amendment to such Registration Statement and/or such new Registration Statement (as the case may be) to become effective as soon as practicable following the filing thereof with the Commission, but in no event later than the applicable Effectiveness Date for such Registration Statement. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed “insufficient to cover all of the Registrable Securities” if at any time the number of shares of Common Stock available for resale under the applicable Registration Statement is less than the Required Registration Amount.”

4. Miscellaneous. For the avoidance of doubt, references in the Original Agreement to the “Agreement” shall be deemed a reference to the Original Agreement as amended by this Amendment.

5. Counterparts. This Amendment may be executed in counterparts, and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

6. No Other Amendments. Except as otherwise specifically amended in this Amendment, the Original Agreement shall remain in full force and effect.

[Signature Pages Follow.]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date.

CREEK ROAD MINERS, INC.

By:
Name:	Scott Kaufman
Title:	Chief Executive Officer

LEVISTON RESOURCES LLC

By:
Name:	Roman Rogol
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to Registration Rights Agreement]